                                  EXHIBIT 99.1

                             SUBSCRIPTION AGREEMENT


     THIS SUBSCRIPTION AGREEMENT (this "Agreement") made and entered into as of January 3, 1996, by and among SCF-III, L.P., a Delaware limited partnership (the "Purchaser"), TUBOSCOPE VETCO INTERNATIONAL CORPORATION, a Delaware corporation ("Parent") and, solely for purposes of Section 8.13 hereof, D.O.S. Ltd., a Bermuda corporation (the "Company").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, D.O.S. Ltd. is to be merged with a wholly-owned subsidiary ("Sub") of Parent (the "Merger") pursuant to an Agreement and Plan of Merger dated of even date herewith among Parent, Sub and D.O.S. Ltd. (the "Merger Agreement");

     WHEREAS, the Board of Directors of Parent has determined that it is in the best interests of Parent and its shareholders to raise additional capital in connection with the Merger;

     WHEREAS, Purchaser will acquire, on the terms and subject to the conditions set forth herein, 4,200,000 shares (the "Shares") of Parent's Common Stock, par value $.01 per share (the "Common Stock") and warrants to purchase 2,533,000 shares of Common Stock (the "Warrants"), (the Shares and the Warrants are collectively referred to herein as the "Securities") in exchange for aggregate consideration of $31,000,000.00.

     NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained, the parties hereto agree as follows:

                                   ARTICLE V

                                  DEFINITIONS

     Capitalized terms used herein without definitions shall have the meanings assigned to such terms in the Merger Agreement.

                                  ARTICLE VI

                              SALE OF SECURITIES

     6.1 Purchase Price. At the Closing, Parent will issue, sell, transfer, convey and deliver to the Purchaser (i) the Shares as evidenced by the delivery of a certificate or certificates evidencing the Shares in good delivery form and
(ii) the Warrants as evidenced by the delivery of the Warrant Certificates in the form set forth on Appendix I, and Purchaser will purchase the Securities subject to the terms and conditions set forth herein in exchange for an aggregate of $31,000,000.00 in cash, payable at the Closing by wire transfer to an account designated in writing by Parent at least five days prior to the Closing Date.

     6.2 Closing. The closing of the sale and purchase of the Securities shall take place at the Closing on the Closing Date. Immediately prior to the filing of the Certificate of Merger with the Registrar of Companies of Bermuda and subject to the terms and conditions set forth herein, Purchaser shall wire transfer funds in accordance with Section 2.1 and the purchase of the Securities by Purchaser shall be deemed to be made as of the Effective Time.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES
                                   OF PARENT

     Parent warrants and represents to the Purchaser as follows:

     7.1 Organization. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to own, operate and lease its properties and to carry on its business as now conducted.

     7.2 Authorization, Execution and Enforceability. Parent has full power and authority to enter into this Agreement and the capacity and authority to make the representations, warranties, covenants and agreements herein. The execution, delivery and performance by Parent of this Agreement have been duly and validly authorized and are within the corporate powers of Parent. This Agreement has been duly executed and delivered by Parent and constitutes its valid and binding agreement, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The Shares to be issued and sold by Parent to the Purchaser hereunder, as of the Closing will be duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable. When executed by Parent and delivered in accordance with their terms, the Warrants will constitute valid and binding obligations of Parent, enforceable in accordance with their terms. The shares of Common Stock reserved for issuance upon exercise of the Warrants will be as of the Closing duly authorized and reserved for such purpose, and, if and when the Warrants are exercised in accordance with the rights provided for therein, such shares will be validly issued, fully paid and non-assessable, and the issuance of such shares will not be subject to any preemptive or similar rights.

     7.3 Capital Structure as of Closing Date. The representations and warranties set forth in Section 3.2(b) of the Merger Agreement will be true and correct as of the Closing Date except to the extent such representations and warranties speak as of an earlier date.

     7.4   Consents and Approvals; No Violations.

           (a) No consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Agreement by Parent or its performance of the terms hereof, including without limitation, the issuance and sale of the Shares and the Warrants, or the validity or enforceability hereof or thereof against Parent as to which the failure to obtain or make would have a Parent Material Adverse Effect or would materially adversely affect the consummation of the transactions contemplated hereby except for the filing of a notification report by Parent and the Purchaser under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the expiration or termination of the applicable waiting period with respect thereto.

           (b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Parent or any of its Subsidiaries under, any provision of (i) the Certificate of Incorporation or Bylaws of Parent or any provision of the comparable charter or organizational documents of any of its Subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, or indenture applicable to Parent or any of its Subsidiaries,
     (iii) any other agreement, instrument, permit, concession, franchise or license applicable to Parent or any of its Subsidiaries or (iv) assuming the consents, approvals, authorizations or permits and filings or notifications referred to in Section 5.2 are duly and timely obtained or made and the approval of the Merger and the Charter Amendment and the Parent Share Issuance by the stockholders of Parent has been obtained, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clause (iii), any such conflicts, violations, defaults, rights, liens, security interests, charges or encumbrances that, individually or in the aggregate, would not have a Parent Material Adverse Effect, materially impair the ability of Parent to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby.

     7.5 Registration Statement on Form S-4. The S-4 will comply in all material respects with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, (as applicable) and the rules and regulations of the Securities and Exchange Commission thereunder applicable to the S-4 and neither the S-4, as of its effective date, or the Proxy Statement, as of the Effective Time, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case, excluding for such purposes information relating to the Company and its Subsidiaries).

                                 ARTICLE VIII

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to Parent as follows:

     8.1 Organization, Authorization, Execution and Enforceability. The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware with power and authority to own, operate and lease its properties and to carry on its business as now conducted, and the Purchaser is duly qualified to do business and is in good standing as a foreign partnership in each jurisdiction with a character of its properties or the nature of its business makes such qualification necessary. Purchaser has full power and authority to enter into this Agreement and the capability and authority to make the representations, warranties, covenants and agreements herein. The execution, delivery and performance by the Purchaser of this Agreement have been duly and validly authorized and are within the powers of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes its valid and binding agreement, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

     8.2 Consents and Approvals. No consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality or any other person or entity is required to authorize, or is otherwise required in connection with, the execution and delivery of this Agreement by the Purchaser or its performance of the terms hereof, including without limitation, the purchase of the Shares and the Warrants, or the validity or enforceability hereof or thereof against the Purchaser as to which the failure to obtain or make would have a Parent Material Adverse Effect or would materially adversely affect the consummation of the transactions contemplated hereby except for the filing of a notification report by Parent and the Purchaser under the HSR Act, and the expiration or termination of the applicable waiting periods with respect thereto.

     8.3 Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended.


                                  ARTICLE IX

                              COVENANTS OF PARENT

     Parent further agrees, except as set forth in or contemplated by this Agreement or as otherwise approved by the Purchaser in writing, that:

     9.1 Registration of Securities. At the Closing, Parent will enter into a Registration Rights Agreement with the Purchaser relating to the Shares in the form set forth on Appendix II. Parent will use its reasonable best efforts to register the Shares, the Warrants, and the shares issuable pursuant to exercise of the Warrants pursuant to the S-4.

     9.2 Obtaining Consents. Parent will use its reasonable best efforts to obtain, and to assist the Purchaser in obtaining, all consents, resignations, authorizations and approvals and making all filings necessary for the consummation of the transactions contemplated by this Agreement required under
(a) the Securities Act of 1933, as amended, (b) the HSR Act and (c) any other applicable law or regulation. Parent and the Purchaser shall request early termination of the waiting period under the HSR Act with respect to the transactions contemplated herein.

     9.3 Satisfaction of Closing Conditions. Parent shall use its reasonable best efforts to satisfy the conditions to Closing set forth in Article VII relating to Parent in an expeditious manner.

     9.4 Delivery of Documents at Closing. At the Closing, subject to satisfaction of the conditions set forth in Article VII, Parent shall execute and deliver to the Purchaser all documents required to be delivered pursuant to
Section 7.1.

     9.5 No Amendment of Merger Agreement. Parent shall not amend, alter or modify the Merger Agreement without the written consent of Purchaser, which consent shall not be unreasonably withheld; provided, however, that this Section
5.5 shall not be construed to limit the ability of Parent to waive any of the conditions set forth in Section 6.2 of the Merger Agreement.

                                   ARTICLE X

                           COVENANTS OF THE PURCHASER

     The Purchaser further agrees, except as set forth in or contemplated by this Agreement or as otherwise approved by Parent in writing, as follows:

     10.1 Obtaining Consents. The Purchaser will use its reasonable best efforts to obtain, and to assist Parent in obtaining, all consents, authorizations and approvals and making all filings necessary for the consummation of the transactions contemplated by this Agreement required under
(a) the Securities Act of 1933, as amended, (b) the HSR Act and (c) any other applicable law or regulation. Parent and the Purchaser shall request early termination of the waiting period under the HSR Act with respect to the transactions contemplated herein.

     10.2 Satisfaction of Closing Conditions. The Purchaser shall use its reasonable best efforts to satisfy the conditions to Closing set forth in
Article VII relating to the Purchaser in an expeditious manner.

     10.3 Delivery of Documents at Closing. At the Closing, subject to satisfaction of the conditions set forth in Article VII, the Purchaser shall execute and deliver to Parent the documents contemplated to be delivered pursuant to Section 7.2.

                                  ARTICLE XI

                           CONDITIONS TO THE CLOSING;
                       TERMINATION, AMENDMENT AND WAIVER

     11.1 Conditions to Obligation of the Purchaser. The obligation of the Purchaser to effect the transactions contemplated by this Agreement is subject to the following conditions:

           (a) Representations and Warranties of Parent to be True. Except as contemplated by this Agreement, (i) the representations and warranties of Parent hereunder shall be made again at the Closing and shall be true in all material respects as of the Closing Date except to the extent such representations and warranties speak as of an earlier date, (ii) Parent shall have performed (or caused to have been performed) in all respects all covenants required of it (and its subsidiaries) by this Agreement as of the Closing and (iii) Parent shall have furnished the Purchaser at the Closing with a certificate of the President of Parent to such effect.

           (b) Third Party Consents and Approvals. Parent shall have made all filings with, and obtained all required consents, approvals, permits and authorizations in connection with the execution and delivery of this Agreement and the transactions contemplated hereby from any governmental entity except where the failure to obtain such consents, approvals, permits and authorizations would not be reasonably likely to result in a Parent Material Adverse Effect (assuming the transactions contemplated by this Agreement have taken place) or to materially adversely affect the consummation of the transactions contemplated hereby. The waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act shall have expired or been terminated.

           (c) Stock and Warrant Certificates. Parent shall have delivered to the Purchaser at the Closing one or more stock certificates representing the Shares in good delivery form and certificates representing the Warrants in the form set forth on Appendix I.

           (d) Conditions Precedent to Merger. All of the conditions precedent to the consummation of the Merger as set forth in Sections 6.1 (other than Section 6.1(f)) and 6.3 of the Merger Agreement shall have been satisfied as of the Closing Date; and all conditions precedent set forth in Section
     6.2 of the Merger Agreement shall have been satisfied or waived by Parent as of the Closing Date.

     11.2 Conditions to Obligations of Parent. In addition to the satisfaction of the conditions referred to in subparagraph (b) of Section 7.1 hereof, the obligations of Parent to effect the transactions contemplated by this Agreement shall be subject to the following conditions:

           (a) Representations and Warranties of the Purchaser to Be True. Except as contemplated in this Agreement, (i) the representations and warranties of the Purchaser hereunder shall be made again at the Closing and shall be true in all material respects as of the Closing Date except to the extent such representations and warranties speak as of an earlier date,
     (ii) the Purchaser shall have performed in all material respects all covenants required of it by this Agreement as of the Closing Date and (iii) the Purchaser shall have furnished Parent at the Closing with a certificate of one of its authorized representatives to such effect.

           (b) Payment of Purchase Price. The Purchaser shall have paid the purchase price for the Securities to be paid at the Closing as specified in
     Section 1.1 hereof.

           (c) Conditions Precedent to Merger. All of the conditions precedent to the consummation of the Merger as set forth in Sections 6.1 (other than 6.1(f)), 6.2 and 6.3 of the Merger Agreement shall have been satisfied, or waived by a party having the right to waive such condition under the Merger Agreement, as of the Closing Date.

     11.3 Termination of Agreement. Anything herein to the contrary notwithstanding, this Agreement and the transactions contemplated herein may be terminated at any time before the Closing as follows:

           (a) Mutual Consent. By the mutual consent of Parent and the Purchaser.

           (b) Expiration Date. By Parent or the Purchaser if the Closing shall not have occurred by June 30, 1996.

           (c) Termination of Merger Agreement. By Parent or the Purchaser if the Merger Agreement shall have been terminated.

     11.4 Effect of Termination and Failure of Conditions. In the event of termination of this Agreement as provided in Section 6.3, or of the failure of a condition resulting in the Purchaser, or Parent not performing its or their obligations hereunder pursuant to the terms of Section 7.1 or 7.2, as the case may be, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto with respect thereto except that nothing herein shall relieve any party from liability for any breach hereof.

                                  ARTICLE XII

                                 MISCELLANEOUS

     12.1 Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of the Agreement.

     12.2 Entire Agreement. This Agreement, the documents to be executed hereunder, and the exhibits attached hereto constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof.

     12.3 Waiver. At any time prior to the Closing, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party hereto or (b) waive compliance with any of the agreements of any other party or with any conditions to its own obligations. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party. The consummation of the transactions contemplated hereby shall not be deemed a waiver of the right any party may have hereunder with respect to any other party's representations, warranties, covenants or agreements contained in or related to this Agreement being incorrect, untrue or breached.

     12.4 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto. No supplement, alteration or modification of this Agreement shall be binding unless executed in writing by the parties hereto.

     12.5 Further Actions. Each party shall execute and deliver such other certificates, agreements and other documents and take such other actions as may reasonably be requested by the other parties in order to consummate or implement the transactions contemplated by this Agreement.

     12.6 Assignment. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of Parent and the Purchaser. Parent may not assign or delegate any of its rights or duties hereunder, without the prior written consent of the Purchaser. Purchaser may not assign or delegate any of its rights or duties hereunder without the prior written consent of Parent, which consent shall not be unreasonably withheld; but in any event Purchaser shall remain responsible for any assignee's performance. Any assignment or delegation made without such consent shall be void.

     12.7 Independent Covenants. The covenants contained herein are independent and separate, and in the event that any provision contained herein is declared invalid or illegal, the other provisions hereof shall not be affected or impaired thereby and shall remain valid and enforceable.

     12.8 Remedies and Certain Rights. In the event of a breach or threatened breach by any party hereto of the provisions of this Agreement, any other party hereto shall be entitled to specific performance. The parties agree that, from and after the Closing, regardless of whether the Shares and the Warrants have been registered under the Securities Act of 1933, as amended, if Parent breaches a representation made in Section 3.5, then Purchaser shall be entitled to and shall have under this Agreement all rights, remedies and recourse against Parent that Purchaser would have had if Purchaser had acquired the Securities pursuant to the S-4, had relied upon such S-4 to make its investment decision and had not entered into this Agreement (i.e. Purchaser shall have contractual rights hereunder that are equivalent to the rights that a purchaser of securities pursuant to a registration statement would have); it being acknowledged that Purchaser is entering into this Agreement in reliance upon the expected actions of persons and entities assuming the representations in Section 3.5 will be true.

     12.9 Governing Law. This Agreement and the other documents delivered pursuant hereto and the legal relations between the parties shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

     12.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all of which together shall constitute one and the same instrument.

     12.11 Withholding or Granting of Consent. Except as otherwise provided in this Agreement, each party hereto may, with respect to any consent or approval that it is entitled to grant pursuant to this Agreement or any other document or instrument or agreement delivered or entered into pursuant hereto, grant or withhold such consent or approval in its sole and uncontrolled discretion, with or without cause, and subject to such conditions as it shall deem appropriate.

     12.12 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed or telecopied or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received when so delivered personally, telegraphed or telecopied or, if mailed, five business days after the date of mailing to the following address or telecopy number, or to such other address or addresses as such person may subsequently designate by notice given hereunder.

     if to Tuboscope Vetco International:

          Tuboscope Vetco International Corporation
          2835 Holmes Road
          Houston, TX  77051
          Telecopy:  713-799-5183
          Attn:  General Counsel
     with a copy to:

          Latham & Watkins
          650 Town Center Drive, 20th Floor
          Costa Mesa, CA  92626
          Telecopy:  714-755-8290
          Attn:  Patrick Seaver

     if to SCF-III, L.P.

          c/o SCF Partners
          6600 Texas Commerce Tower
          Houston, TX  77002
          Attn:  L.E. Simmons


     if to D.O.S. Ltd.

          D.O.S. Ltd.
          2800 N. Frazier
          P.O. Box 2327
          Conroe, TX  77305
          Telecopy:  409-756-8102
          Attn:  John F. Lauletta

     with a copy to:

          Vinson & Elkins L.L.P.
          2300 First City Tower
          1001 Fannin
          Houston, TX  77002
          Telecopy:  713-758-2346
          Attn:  Joe Dilg

     12.13 Payment of Fees by the Company. If the Merger Agreement is terminated and if the Company receives a fee pursuant to Section 7.2(b), (c) or
(d) of the Merger Agreement, then the Company shall pay Purchaser a fee of $1,000,000 in cash, promptly after the Company's receipt of such fee, by wire transfer of immediately available funds to an account designated by Purchaser. If the Merger Agreement is terminated and if the Company receives a fee pursuant to Section 7.2(e) of the Merger Agreement, then the Company shall pay Purchaser a fee of $250,000 in cash, promptly after the Company's receipt of such fee, by wire transfer of immediately available funds to an account designated by Purchaser.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above written.

                              SCF-III, L.P.

                              By:   SCF-II, L.P., its general partner

                                    By:  L.E. Simmons & Associates,
                                         Incorporated,
                                         its general partner


                                    By:
                                       -----------------------------------
                                    Name:
                                    Title:

                              TUBOSCOPE VETCO INTERNATIONAL
                               CORPORATION


                              By:
                                 -----------------------------------------
                              Name:
                              Title:

Solely for purposes of Section 8.13:

                              D.O.S. Ltd.


                              By:
                                 -----------------------------------------
                              Name:
                              Title:

                                                                      APPENDIX I

                   TUBOSCOPE VETCO INTERNATIONAL CORPORATION

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK
                           EXPIRING DECEMBER 31, 2000

NO. 1                                                           2,533,000 SHARES


     BY THIS WARRANT (this "Warrant"), Tuboscope Vetco International Corporation, a Delaware corporation (the "Company"), certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SCF III, L.P., a Delaware limited partnership (along with its registered assigns, the "Holder"), is entitled to subscribe for and purchase from the Company, subject to the terms and conditions set forth herein, at any time or from time to time prior to 5:00 p.m. (Houston, Texas time) on December 31, 2000 (the "Expiration Date") 2,533,000 (subject to adjustment as set forth herein) fully paid and non-assessable shares (the "Shares") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), at a price equal to the exercise price per share, initially $10.00 (subject to adjustment as set forth herein) per share (the "Exercise Price").

     1.   Exercise of Warrant; Company Office.  This Warrant may be exercised at
          -----------------------------------
any time or from time to time prior to the Expiration Date as to the entire number or any lesser number of whole shares of Common Stock, by the surrender of this Warrant to the Company at its office at 2835 Holmes Road Houston, Texas 77051, or such other place as is designated in writing by the Company pursuant to this Section 1, together with (a) a duly executed election in substantially the form of Exhibit A attached hereto and made a part hereof for all purposes,
            ---------
and (b) a wire transfer or a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of shares of Common Stock covered by such election. Notwithstanding the foregoing sentence, at any time that the Current Market Price (as hereinafter defined) is greater than the Exercise Price, the Holder may, at its option, exercise this Warrant at any time or from time to time prior to the Expiration Date as to the entire number or any lesser number of whole shares of Common Stock, by the surrender of this Warrant to the Company at the location designated in the foregoing sentence together with a duly executed election in substantially the form of Exhibit A attached hereto and made a part hereof for
                          ---------
all purposes and, in return therefor, the Company shall deliver to the Holder that certain number of shares of Common Stock that is determined by dividing
(aa) the product of (1) the number of shares of Common Stock covered by such election and (2) the difference between the Current Market Price at the date of such exercise and the Exercise Price in effect on the date of such exercise by
(bb) the Current Market Price at the date of such exercise. For so long as this Warrant is outstanding, the Company shall continue to maintain an office in the State of Texas where notices, presentations and demands in respect of this Warrant may be made upon it and shall notify the Holder in writing at least 15 days before changing the location of any such office.

     2.   Stock Ownership; Stock Certificates; Partial Exercise.  Upon each
          -----------------------------------------------------
exercise of this Warrant, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise as of the close of business on the day this

Warrant is exercised, notwithstanding that the stock transfer books of the Company shall then be closed or certificates representing such shares shall not then have been actually delivered to the Holder. As soon as possible after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the shares issuable upon such exercise issued in such denominations as may be specified by Holder and registered in the name of the Holder or, subject to Section 9, such other name or names as shall be designated in the Holder's election to exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares subject to purchase hereunder on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder). The Company will, at the time of each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant; provided, however, that if the Holder of this Warrant shall
                 --------
fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to such Holder.

     3.   Company Records; Transfer or Assignment of Warrant; Exchange of
          ---------------------------------------------------------------
Warrant.  Any warrants issued in connection herewith or in substitution herefor,
-------
upon complete or partial transfer, assignment or exercise (the "Warrants") shall be numbered and shall be registered in the warrant register of the Company (the "Warrant Register") as they are issued. The Company shall treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, except that if the Warrant is properly transferred or assigned and notice of such transfer or assignment is given to the Company, the Company shall treat the transferee or assignee as the owner thereof for all purposes (or, if such transfer or assignment is properly made in blank, the Company shall treat the bearer of this Warrant as the owner thereof for all purposes). The Warrant shall be transferred by the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced if requested by the Company in its reasonable discretion. The Company shall immediately register all assignments and transfers in the Warrant Register and, upon any registration of assignment or transfer, the Company shall deliver a new Warrant or Warrants to the person or entity entitled thereto on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder). A Warrant, if properly transferred or assigned, may be exercised by a subsequent Holder without having a new Warrant issued. The Warrants may be exchanged at the option of the Holder thereof for another Warrant, or other Warrants, of different denominations and representing in the aggregate the right to purchase the same number of shares of Common Stock on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder) upon surrender to the Company or its duly authorized agent. All provisions of this Section 3 shall be subject to Section 9.

     4.   Reserved Stock.  The Company shall reserve and keep available at all
          --------------
times solely for the purpose of providing for the exercise of this Warrant the maximum number of shares of Common Stock as to which this Warrant may then be exercised. All such shares shall be duly authorized and free of preemptive rights and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable.

     5.   Certain Adjustments.
          -------------------

     (a) Number of Shares; Exercise Price.  The number of shares of Common Stock
         --------------------------------
which the Holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable upon such exercise, as designated by the Holder hereof, by a fraction of which
(a) the numerator is $10.00 and (b) the denominator is the Exercise Price in effect on the date of such exercise. The Exercise Price shall be adjusted and readjusted from time to time as provided in this Section 5 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 5.

     (b) Issuance of Additional Shares of Common Stock or Certain Convertible
         --------------------------------------------------------------------
Securities.  If on or after the date hereof the Company shall issue any Common
----------
Stock other than Excluded Stock (as hereinafter defined) without consideration or for a consideration per share less than the Current Market Price in effect immediately prior to such issuance, the Exercise Price in effect immediately prior to each such issuance shall immediately (except as otherwise expressly provided below) be reduced to the price determined by dividing (1) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Current Market Price in effect immediately prior to such issuance and (B) the consideration, if any, received by the Company upon such issuance, by (2) the total number of shares of Common Stock outstanding immediately after such issuance.

          For the purposes of any adjustment of the Exercise Price pursuant to this Section 5(b), the following provisions shall be applicable:

          (A) Cash.  In the case of the issuance of Common Stock for cash, the
              ----
     amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock before deducting therefrom any discounts, commissions, taxes or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

          (B) Consideration Other Than Cash.  In the case of the issuance of
              -----------------------------
     Common Stock (otherwise than upon the conversion of shares of capital stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities of the Company that by their terms are exchangeable for such Common Stock), the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors of the Company and irrespective of any accounting treatment; provided, that such fair value as determined by the Board of Directors
     --------
     shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued as of the date on which the Board of Directors authorizes the issuance of such shares.

          (C) Options and Convertible Securities.  In the case of the issuance
              ----------------------------------
     of (i) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or (iii) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable), other than in each case Excluded Stock:


               (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B) above), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

               (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants, or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in subclauses (A) and (B) above), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

               (3) on any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Exercise Price as then in effect shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

               (4) on the expiration or cancellation of any such options, warrants or rights or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Exercise Price shall have been adjusted upon the issuance thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

               (5) if the Exercise Price shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

          (D) Excluded Stock.  "Excluded Stock" shall mean (1) shares of Common
              --------------
     Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Common Stock for which an adjustment to the Exercise Price is made pursuant to Section 5(c), (2) options to acquire Common Stock and shares of Common Stock issued or to be issued from time to time to directors, officers, employees, consultants, advisors, independent contractors and agents of the Company pursuant to stock option plans or other employee benefit plans approved of by the Board of Directors, or an authorized committee thereof, of the Company, (3) the shares of Common Stock issued or issuable upon conversion of the Redeemable Series A Convertible Preferred Stock of the Company outstanding on December 31, 1995, (4) the shares of Common Stock issued or issuable upon exercise of the Warrants and (5) shares of Common Stock issued by the Company pursuant to an underwritten public offering of Common Stock or pursuant to a public tender or exchange offer.

     (c) Stock Dividends, Subdivisions, Reclassifications or Combinations.  If
         ----------------------------------------------------------------
the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant who exercises this Warrant after such date shall be entitled to receive the number of shares of

Common Stock which he would have owned or been entitled to receive had this Warrant been exercised immediately prior to such date. Successive adjustments in the Exercise Price shall be made whenever any event specified above shall occur.

     (d) Other Distributions.  In case the Company shall fix a record date for
         -------------------
the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock or (ii) of evidences of indebtedness of the Company or any subsidiary or (iii) of other assets, including cash, (excluding dividends or distributions referred to in Section 5(c) above and excluding any cash dividend or cash distribution if the per share amount when combined with the per share amount of all cash dividends and distributions paid by the Company on Common Stock during the 365-day period ending on such record date (as adjusted to appropriately reflect any of the events referred to in Section 5(c) or in this Section 5(d) and excluding cash dividends or distributions for which an adjustment to the Exercise Price was previously made pursuant to this Section 5(d)), does not exceed 10% of the Current Market Price on such record date) or (iv) of rights or warrants (excluding those referred to in Section 5(b) above), in each case the Exercise Price in effect immediately prior thereto shall be reduced immediately thereafter to the price determined by dividing (1) an amount equal to the difference resulting from (x) the number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price on such record date, less (y) the fair market value (as determined in good faith by the Board of Directors) of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (2) the number of shares of Common Stock outstanding on such record date. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidence of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price which would then be in effect if such record date had not been fixed.

     (e) Other Dilutive Events.  In case any event shall occur as to which the
         ---------------------
provisions of this Section 5 are not strictly applicable but the failure to make any adjustment relating thereto would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of this Section 5, then, in each such case, the Company shall immediately make all adjustments necessary to preserve, without dilution, the purchase rights represented by this Warrant on a basis consistent with the intent and principles established in this Section 5 and shall also immediately appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company if they satisfy such standard), which shall give their opinion that such adjustment, if any, preserves, without dilution, the purchase rights represented by this Warrant on a basis consistent with the intent and principles established in this
Section 5. Upon receipt of such opinion, the Company will immediately deliver a copy thereof to the Holder of this Warrant. The Company shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in carrying out all of such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, and (iii) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon such exercise.

     (f) Size of Adjustment; Rounding.  No adjustment in the Exercise Price
         ----------------------------
shall be required unless such adjustment would require an increase or decrease of at least one cent ($.01) in such price; provided, however, that any
                                           --------
adjustment which is thereby not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a Share, as the case may be.

     (g) Notice.  Whenever there shall be an adjustment as provided in this
         ------
Section 5, the Company shall promptly cause written notice thereof to be sent to the Holder, which notice shall be accompanied by an officer's certificate setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof. However, the failure by the Company to satisfy its obligations under this
Section 5(g) shall not in any manner affect or alter the rights of the Holder under this Warrant.

     (h) Fractional Shares.  The Company shall not be required to issue
         -----------------
fractions of shares of Common Stock or other capital stock of the Company upon the exercise of Warrants. If any fraction of a share would be issuable upon the exercise of any Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of the Warrant.

     (i) Current Market Price.  The Current Market Price at any date shall mean,
         --------------------
in the event the Common Stock is publicly traded, the average of the daily closing prices per share of Common Stock for 30 consecutive trading days ending 3 trading days before such date (as adjusted for any stock dividend, other dividend for which an adjustment to the Exercise Price would be required pursuant to Section 5(d), split, combination or reclassification that took effect during such 30 trading day period). The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the closing sale price for such day reported by NASDAQ, if the Common Stock is traded over-the-counter and quoted in the National Market System, or if the Common Stock is so traded, but not so quoted, the average of the closing reported bid and asked prices of the Common Stock as reported by NASDAQ or any comparable system or, if the Common Stock is not listed on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the

Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, the Current Market Price per share of Common Stock shall be deemed to be the fair value per share of Common Stock as determined by the Board of Directors of the Company in good faith and irrespective of any accounting treatment.

     (j) Treasury Stock.  For the purposes of this Section 5, the sale or other
         --------------
disposition of any Common Stock theretofore held in the Company's treasury shall be deemed to be an issue thereof.

     (k) Valid Issuance.  All shares of Common Stock which may be issued upon
         --------------
the exercise of this Warrant will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

     6.   Certain Corporate Events or Actions.
          -----------------------------------

     (a) Consolidation, Merger, Etc.  In case of any consolidation with or
         ---------------------------
merger of the Company with or into another corporation or other entity (except for a merger or consolidation in which the Company is the continuing corporation other than as a subsidiary of another corporation or other entity), or in case of any sale, lease or conveyance to another corporation or other entity of the assets of the Company as an entirety or substantially as an entirety, such successor, purchasing, leasing or receiving corporation or other entity, as the case may be, shall, prior to and as a condition to the occurrence of such event,
(i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease or conveyance (provided that, if the holders of shares have the right to make an election with respect to the kind or amount of securities, cash or other property receivable upon consummation of such event, then the kind and amount of securities, cash or other consideration receivable to the Holder upon consummation of such event shall be deemed to be the kind and amount so receivable per share by a plurality of the shares held by holders of such shares making such an election) and (ii) make effective provision in its certificate of incorporation or otherwise, if needed, in order to effect such agreement. Such agreement shall provide for adjustments which shall be equivalent to the adjustments in Section 5 and shall contain provisions equivalent to this Section 6.

     (b) Reclassification, Etc.  In case of any reclassification or change of
         ----------------------
the shares of Common Stock issuable upon exercise of this Warrant or in case of any consolidation or merger of another corporation or other entity with or into the Company in which the Company is the continuing corporation (other than as a subsidiary of another corporation or other entity) and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock, the Holder shall have the right thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock into which this Warrant would have been exercisable immediately prior to such reclassification, change, consolidation or merger (provided that, if the holders of shares have the right to make an election with respect to the kind or amount of securities, cash or other property receivable upon consummation of such event, then the kind and amount of securities, cash or other consideration receivable to the Holder upon consummation of such event shall be deemed to be the kind and amount so receivable per share by a plurality of the shares held by holders of such shares making such an election). Thereafter, appropriate provision (as determined by the Board of Directors of the Company in good faith) shall be made for adjustments which shall be equivalent to the adjustments in Section 5. This
Section 6(b) shall be applicable to successive reclassifications, changes, consolidations or mergers.

     7.   Certain Notices.  In case at any time the Company shall propose or
          ---------------
have knowledge of any proposal:

     (a) to pay any dividend or make any distribution on shares of Common Stock or to fix a record date for the making of any such dividend or distribution to holders of Common Stock; or

     (b) to take, or fix a record date for, any action that would result in any adjustment to the Exercise Price pursuant to Section 5; or

     (c) to effect any reclassification or change of outstanding shares of Common Stock, or consolidation or merger, or sale, lease or conveyance of property, of the type addressed in Section 6; or

     (d) to effect any voluntary or involuntary liquidation, dissolution or winding-up of the Company;

then, and in any one or more of such cases, the Company shall give written notice thereof to the Holder at least 30 days prior to the date on which (i) the books of the Company shall close, or a record date shall be set, for any such action described in Section 7(a) or (b) or (ii) such reclassification, change, consolidation, merger, sale, lease, conveyance, liquidation, dissolution or winding-up shall be effective, as the case may be.

     8.   Expenses.  The Company shall pay all costs, fees, taxes (other than
          --------
any federal or state income or stock transfer taxes) and expenses payable in connection with the preparation, issuance and delivery from time to time of Warrants and of shares of Common Stock or other securities issued upon the exercise of Warrants.

     9.   Restrictions on Transfer.  The Holder, by its acceptance hereof,
          ------------------------
represents and warrants that it is acquiring the Warrants and any Common Stock issued upon the exercise of this Warrant for investment purposes, for its own account, and not with an intent to sell or distribute the Warrants or any such Common Stock except in compliance with applicable United States federal and state securities law. Neither this Warrant nor any of the Common Stock issued upon the exercise of this Warrant, nor any interest in either, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws and the terms and conditions hereof. The provisions of this Section 9 shall be binding upon all subsequent holders of this Warrant, if any. This Warrant and the shares of Common Stock or other securities issued upon exercise of this Warrant shall be subject to a stop-transfer order (except with respect to a transfer by SCF III, L.P. of this Warrant or such shares to its partners who are "accredited investors" within the meaning of Rule 501 of the Rules and Regulations under the Securities Act of 1933, as amended, (the "Securities Act")) and the certificate or certificates evidencing any such shares or securities shall bear the following legend:

     "THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, ASSIGNMENT OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND LAWS."

     10.  Registration of Common Stock; Listing.  If any shares of Common Stock
          -------------------------------------
required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed for trading, the Company will, at its expense, obtain promptly and maintain the approval of all securities exchanges (including, for this purpose, NASDAQ) on which the Common Stock is listed for trading for an additional listing, upon official notice of issuance, of the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance.

     11.  Availability of Information.  The Company will comply with the
          ---------------------------
reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or, if the Company is not required to so comply pursuant to the Exchange Act, it will make publicly available the information specified by Rule 144(c)(2) under the Securities Act) and will comply with all other public information reporting requirements of the Securities and Exchange Commission (the "Commission") (including Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any restricted securities (as defined in the Securities Act) or the sale of securities by affiliates (as defined in the Securities Act). The Company will also cooperate with each holder of any restricted securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any restricted securities or the sale of securities by affiliates. The Company will furnish to each Holder of a Warrant, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

     12.  Loss, Theft, Etc.  Upon receipt of evidence satisfactory to the
          -----------------
Company of the loss, theft, destruction or mutilation of any Warrant and upon surrender and cancellation of any Warrant if mutilated, the Company shall execute and deliver to the Holder thereof a new Warrant in the form and substance of the lost, stolen, destroyed or mutilated Warrant (including all changes and adjustments that have occurred hereunder). In the event a bond for security therefor is required, the cost of such bond shall be paid by the Holder.

     13.  No Rights or Liabilities as a Stockholder.  Nothing contained in this
          -----------------------------------------
Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company or as imposing any obligation upon such Holder to purchase any securities or as imposing any liability upon such Holder as a stockholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company at law or in equity.

     14.  Governing Law.  This Warrant shall be governed by and construed in
          -------------
accordance with the internal laws of the State of Delaware.

     15.  Remedies.  The Company stipulates that the remedies at law of the
          --------
Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that, to the extent permitted by applicable law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     16.  Notices.  All notices and other communications provided for herein
          -------
shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to any Holder of any Warrant, to the address of such Holder as set forth in the Warrant Register or to such other address as such Holder has notified the Company of in writing or (b) if to the Company, to the address set forth in Section 1 or to such other address as the Company has notified such Holder of pursuant to Section 1 and this Section 16; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 1. All notices given pursuant to this Warrant shall be deemed to be effective upon receipt thereof by the party to whom such notice is addressed.

     17.  Miscellaneous.  This Warrant and any term hereof may be changed,
          -------------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. Any provision of this Warrant which shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Company waives any provision of law which shall render any provision hereof prohibited or unenforceable in any respect. The section and paragraph headings used in this Warrant are inserted for convenience only and shall not be used for any interpretive purpose.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated: _________________, 1996    TUBOSCOPE VETCO INTERNATIONAL
                                   CORPORATION


[Corporate Seal]              By:
                                 ------------------------------------

Attest:



Secretary

                                                            EXHIBIT A TO WARRANT
                                                            --------------------


To:  TUBOSCOPE VETCO INTERNATIONAL CORPORATION




                              ELECTION TO EXERCISE

     The undersigned hereby exercises his or its rights to subscribe for __________ shares of Common Stock covered by the within Warrant [and tenders payment herewith in the amount of $____________] [and tenders no payment herewith with respect to such shares of Common Stock covered by the within Warrant and thus requests ____ shares of Common Stock (the quotient of (i) ___ shares covered by this exercise multiplied by $____) (the Current Market Price at the date of this exercise minus the Exercise Price), divided by $_____ (the Current Market Price at the date of this exercise)] in accordance with the terms thereof, and requests that certificates for such shares in the following denominations be issued in the name of, and delivered to, the person[s] at the following address[es]:


          Denominations:
                        ---------------------------------------------------



              (Print Address[es] and Social Security Number[s] or
                Employer Identification Number[s] as applicable)

and, if said number of shares shall not be all the shares covered by the within Warrant, that a new Warrant for the balance remaining of the shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

Date:  __________, ____       Name:
                                   ------------------------------------
                                     (Print)



                                   (Signature)

                              Address:
                                      ----------------------------------